Post balance sheet events	12 Months Ended
Mar. 31, 2022
Events After Reporting Period [Abstract]
Post balance sheet events
38. Post balance sheet events
On 6 April 2022, the UK government announced that the entirety of ESO will become part of an independent system operator public body, following the Future System Operator (FSO) consultation. The FSO, which is subject to legislative approval, will take on a number of key roles in electricity and gas in Great Britain. The Group is working closely with BEIS and Ofgem to plan and prepare for the implementation of the changes required to create the FSO.
On 11 May 2022, Ofgem approved the Group’s request to return £200 million of interconnector revenue subject to the cap and floor regime to consumers ahead of schedule (see note 26). This return will take place over the next two years. The Group is now working through the formal steps outlined under the regulatory framework which will result in the finalisation of the mechanism by which the revenues will be returned.